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                                                                  Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statement File nos. 333-52566, 333-52552, 333-81891, 333-81869, 333-34109 and 333-34139 on Form S-8.

                                       /s/ Arthur Andersen LLP


Tampa, Florida,
March 27, 2001